                                                                    EXHIBIT 4(b)


                              CERTIFICATE OF STOCK


               TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE
                  ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

         NUMBER                                                   SHARES

PCB
----------------------                                    ----------------------

 PAR VALUE $.01 PER SHARE
7 5/8% SERIES C CUMULATIVE
REDEEMABLE PREFERRED SHARES

                             POST PROPERTIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
 IN THE CITIES OF NEW YORK, NY                               CERTAIN DEFINITIONS
     OR WINSTON-SALEM, NC

                                                               CUSIP 737464 40 4

THIS IS TO CERTIFY THAT




is the
owner of

               FULLY PAID AND NON-ASSESSABLE SHARES OF THE 7 5/8%
               SERIES C CUMULATIVE REDEEMABLE PREFERRED SHARES OF

Post Properties, Inc. transferable on the books of said Company in person or by Attorney on the surrender of this certificate properly endorsed.

         This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the seal of said Company with the signatures by its duly authorized Officers.

Dated


                                     [SEAL]

COUNTERSIGNED AND REGISTERED:                          /s/ John A. Williams
   WACHOVIA BANK, N.A.
   (WINSTON-SALEM, NC)    TRANSFER AGENT                   CHAIRMAN OF THE BOARD
                           AND REGISTRAR


                                                       /s/ Sherry W. Cohen

                    AUTHORIZED SIGNATURE                               SECRETARY
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                             POST PROPERTIES, INC.

THE ARTICLES OF AMENDMENT ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF GEORGIA SET FORTH A FULL STATEMENT OF ALL DESIGNATIONS, PREFERENCES, AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION, AND OTHER RELATIVE RIGHTS OF THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE. THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON OWNERSHIP FOR THE PURPOSE OF MAINTAINING THE COMPANY'S STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE ARTICLES OF AMENDMENT ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF GEORGIA SET FORTH A FULL STATEMENT OF (A) THE TRANSFER RESTRICTIONS WHICH ARE APPLICABLE TO THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE AND
(B) THE CONSEQUENCES FOR TRANSFERRING THE PREFERRED SHARES IN VIOLATION OF SUCH RESTRICTIONS.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common
         TEN ENT -- as tenants by the entireties
         JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT -- _________________ Custodian _________________
                                    (Cust)                     (Minor)

                              under Uniform Gifts to Minors Act ________________
                                                                     (State)

    Additional abbreviations may also be used though not in the above list.


         For value received, ________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
             IDENTIFYING NUMBER OF ASSIGNEE


         ______________________________________




________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the preferred shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________




Signature(s) Guaranteed:                   _____________________________________
                                                        Signature(s)




______________________________________     _____________________________________
THE SIGNATURE(S) SHOULD BE                 NOTICE: THE SIGNATURE(S) ON THIS
GUARANTEED BY AN ELIGIBLE GUARANTOR        ASSIGNMENT MUST CORRESPOND WITH THE
INSTITUTION AS DEFINED IN RULE 17Ad-15     NAME(S) AS WRITTEN ON THE FACE OF THE
UNDER THE SECURITIES EXCHANGE ACT OF       CERTIFICATE, IN EVERY PARTICULAR,
1934, AS AMENDED.                          WITHOUT ALTERATION OR ENLARGEMENT, OR
                                           ANY CHANGE WHATEVER.